SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for the use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12

                           UNITED RETAIL GROUP, INC.
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                (Name of Registrant As Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)    Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)    Proposed maximum aggregate value of transaction:

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5)    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

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[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid:

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2)    Form, Schedule or Registration Statement No.

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3)    Filing party:

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4)    Date filed:

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INFORMATION CONCERNING PARTICIPANTS, OTHER INFORMATION AND WHERE TO FIND IT:

IN CONNECTION WITH THE 2005 ANNUAL MEETING (THE "ANNUAL MEETING") OF THE STOCKHOLDERS, UNITED RETAIL GROUP, INC. (THE "COMPANY") WILL FILE RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), INCLUDING A PRELIMINARY PROXY STATEMENT AND A DEFINITIVE PROXY STATEMENT. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THESE MATERIALS (IF AND WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND STOCKHOLDERS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING) FREE OF CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED WITH THE SEC BY THE COMPANY MAY BE OBTAINED FREE OF CHARGE BY DIRECTING SUCH REQUESTS TO:
UNITED RETAIL GROUP, INC., ATTENTION: SECRETARY, 365 WEST PASSAIC STREET, ROCHELLE PARK, NJ 07662.


The Company, its executive officers and its directors may be deemed to be participants in the Company's solicitation of proxies from stockholders in connection with the 2005 Annual Meeting of Stockholders. Information about the executive officers and directors of the Company and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2004 and is available at the SEC's website at www.sec.gov.

United Retail Group, Inc. is a specialty retailer of large-size women's fashion apparel, footwear and accessories featuring AVENUE(R) brand merchandise. At February 26, 2005, the Company operated 513 AVENUE(R) Stores with 2,244,000 square feet of selling space, as well as the AVENUE.COM website at www.avenue.com.